SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


         Pursuant to Section 13 or 15(d) of the Securities Exchange Act



                                 October 23, 2001
                        (Date of Earliest Event Reported)

                               Commission File No.
                                   -----------
                                    000-32205


                                Brenex Oil Corp.
                      -------------------------------------
                 (Name of Small Business Issuer in its Charter)

           UTAH                                              87-0666021
         --------                                           ------------

(State or Other Jurisdiction of                     (I.R.S. Employer I.D. No.)
 incorporation or organization)



                             90 South 100 West #205
                              St. George UT 84771
                    (Address of Principal Executive Offices)

                    Issuer's Telephone Number: (435) 628-4600

Item 1.   Changes in Control of Registrant.

          None; not applicable.

Item 2.   Acquisition or Disposition of Assets.

          None; not applicable.

Item 3.   Bankruptcy or Receivership.

          None; not applicable
Item 4.   Changes in Registrant's Certifying Accountant.

     Mantyla McReynolds, Certified Public Acountants, of Salt Lake City, Utah, has been retained to audit the financials of the Registrant as of October 31, 2001, the change of auditor was approved by majority consent of the board of directors. Mantyla McReynolds are auditing the financial statements that the Registrant has prepared for the calendar year ended October 31, 2001; The Registrant has contacted its previous auditor, Thurman Shaw & Co., Certified Public Accountants, and there are no disagreements between the Registrant and the previous auditor, Thurman Shaw & Co., whether resolved or not resolved, on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedure, which would cause them to make reference to the subject matter of a disagreement in connection with their reports for the two most recent fiscal years and the subsequent interim peiod prededing their resignation. Furthermore, the former accountant's reports for the financial statements for either of the past two years did not contain an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles.

     It is not anticipated that the reports of Mantyla McReynolds, will contain any adverse opinion or disclaimer or opinion, with the exception of a standard "going concern" qualification, if applicable.

     The registrant has provided Thurman Shaw & Co., with a copy of the disclosure provided under this caption of this Report, and has advised it to provide the Registrant with a letter addressed to the Securities and Exchange Commision as to whether it agrees or disagrees with the disclosure made herein. A copy of its response is attached hereto and incorporated herein by this reference. See item 7.



Item 5.   Other Events.

          None; not applicable.

Item 6.   Resignations of Directors and Executive Officers.

          None; not applicable

Item 7.   Financial Statements and Exhibits.

          Financial Statements.
          ---------------------

          None; not applicable.

          Exhibits.
          ---------

          Description of Exhibits                            Exhibit #
          -----------------------                            ---------

          Letter on change in Certifying Accountants            16


Item 8.   Change in Fiscal Year.

          None; not applicable.



                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BRENEX OIL CORP.


Date:  11/12/01                     /S/ THOMAS HOWELLS
     ---------------                --------------------------------------
                                    THOMAS HOWELLS, PRESIDENT AND DIRECTOR